united states
securities and exchange commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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RESPONSE GENETICS, INC.
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N/A
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FOR IMMEDIATE RELEASE

Investor Relations Contact:	Media Relations Contact:
Peter Rahmer	Barry Sudbeck
Trout Group	Fleishman-Hillard
646-272-8526	415-318-4261

RESPONSE GENETICS INC. SETS DATE FOR 2010 ANNUAL MEETING
OF STOCKHOLDERS, ANNOUNCES BOARD SLATE

LOS ANGELES, July 15, 2010 — Response Genetics, Inc. (Nasdaq: RGDX) announced today that it will hold its 2010 Annual Meeting of Stockholders on September 21, 2010, with a record date of August 10, 2010 for the meeting.  At the 2010 Annual Meeting, stockholders will be asked to elect eight directors to serve until the 2011 annual meeting of stockholders and until their successors have been elected and qualified.

The Company also announced that a special committee of its board of directors, working together with the board’s Nominating and Governance Committee, has approved the Company’s slate of nominees for election as directors at the 2010 Annual Meeting.  The Company’s slate includes incumbent directors Kathleen Danenberg, President and CEO of the Company, Kirk C. Calhoun, Gary D. Nusbaum, Michael Serruya and David Smith, and the following new nominees for election to the board:

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Jan Fagerberg, M.D., Ph.D., Senior Vice President and Chief Medical Officer of Micromet Inc.  Dr. Fargerberg, an oncologist, has extensive experience in drug discovery and development, including through leadership positions at Roche.

•	Christine Meda, President and Chief Executive Officer of Arcxis Biotechnologies. Ms. Meda has extensive experience in diagnostic development, including through leadership positions at Roche.

•
Michael Metzger, Senior Director of Business Development of Forest Laboratories, Inc.  Mr. Metzger has extensive experience in business strategy and development and licensing and mergers and acquisitions activity in the pharmaceutical industry.

Concerning the nomination of these new board nominees, Kathy Danenberg, President and Chief Executive Officer of the Company, stated: “We are very excited by the addition of these highly qualified candidates to our board slate.  We expect they will bring to the board a wealth of experience that will be tremendously valuable as we continue our efforts towards profitability and create value for our stockholders.”

The Company also confirmed that a stockholder group has provided timely notice that it intends to nominate candidates to stand for election as directors at the 2010 Annual Meeting.  Commenting on this notification, Ms. Danenberg stated: “We firmly believe that election of the slate of nominees chosen by the board’s special committee is in our stockholders’ best interests.  Many of the concerns expressed by this stockholder group have been shared with us by other stockholders and we have made important efforts to address and resolve them, including by broadening the talent pool on our board of directors with the slate announced today and by hiring a new CFO and new COO, both with industry experience, within the last several months.  We believe the Company is on the right track and that the board slate announced today will allow us to continue our efforts to create value for our stockholders.”

About Response Genetics, Inc.

Response Genetics Inc. (“RGI”) is focused on the development and sale of molecular diagnostic tests for cancer. RGI’s technologies enable extraction and analysis of genetic information from genes derived from tumor samples stored as formalin-fixed and paraffin-embedded specimens. In addition to diagnostic testing services, the Company generates revenue from the sales of its proprietary analytical pharmacogenomic testing services of clinical trial specimens to the pharmaceutical industry. RGI was founded in 1999 and its principal headquarters are located in Los Angeles, California. For more information, please visit www.responsegenetics.com.

Forward-Looking Statement Notice

Except for the historical information contained herein, this press release and the statements of representatives of RGI related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions, such as the ability of the Company  to continue to maintain its growth, the ability of the Company to successfully integrate the roles of operations, strategy and business development, , and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” or similar expressions.

These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, actual sales results, if any, or the application of funds, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Important Information

RGI will file a proxy statement in connection with its 2010 Annual Meeting of Stockholders and advises stockholders to read that proxy statement when it becomes available because it will contain important information.  Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that RGI files with the Securities and Exchange Commission at the Commission’s website at http://www.sec.gov and at RGI’s website at http://responsegenetics.com.  In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.

RGI, its directors, director nominees and executive officers may be deemed to be participants in RGI’s solicitation of its security holders in connection with its 2010 Annual Meeting of Stockholders. The names and direct or indirect interests of the current RGI directors and executive officers (with the exception of David O'Toole and Michael McNulty, RGI's recently hired Chief Financial Officer and Chief Operating Officer, respectively) may be found in RGI's Annual Report on Form 10-K/A filed with the SEC on April 30, 2010.  To the extent holdings of RGI’s securities have changed since the amounts disclosed in such Form 10-K/A, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC and will be reflected in the 2010 Proxy Statement.  As of the date hereof, Mr. O'Toole beneficially owns 3,500 shares of RGI's common stock and has options to acquire an additional 100,000 shares of RGI's common stock, which options vest in equal annual amounts over a four-year period, beginning on the first anniversary of the initial grant date.  As of the date hereof, Mr. McNulty beneficially owns no shares of RGI’s common stock and  has options to acquire 130,000 shares of RGI's common stock, which options vest in equal annual amounts over a four-year period, beginning on the first anniversary of the initial grant date.  RGI's nominees for director who are not currently directors of RGI each have an interest in being nominated and elected as directors of RGI but as of the date hereof do not beneficially own any securities of RGI. Additional information regarding RGI's directors, director nominees and certain of its officers will be included in the 2010 Proxy Statement.

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